National Penn Bancshares, Inc.

2nd Quarter 2015

Earnings Webcast

NATIONAL PENN

BANKING | INSURANCE | INVESTMENTS | TRUST

Safe Harbor Regarding Forward Looking Statements

This presentation contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as "believe," "expect," "may," "will," "should," "project," "could," "plan," "goal," "potential," "pro forma," "seek," "intend," or "anticipate" or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements. National Penn's business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: difficult conditions in the capital markets and the economy generally, regulatory requirements or other actions mandated by National Penn's regulators, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate (including the Dodd-Frank Act and regulations adopted or to be adopted to implement that Act), delayed improvement in the credit quality of loans, the effect of credit risk exposure, the ability to strategically manage our capital position and to raise capital, allowance for loan losses may prove inadequate, variations in interest rates, the geographic concentration of National Penn's operations, declines in the value of National Penn's assets and the effect of any resulting impairment charges, competition for personnel and from other financial institutions, interruptions or breaches of National Penn's security systems, the development and maintenance of National Penn's information technology, potential dilution of National Penn's shareholders, the ability of National Penn and its subsidiaries to pay dividends, severe weather and natural disasters, and the nature and frequency of litigation and other similar proceedings to which National Penn may be a party. These risks and others are described in greater detail in National Penn's Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as well as in National Penn's Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Non-GAAP Financial Measures

This presentation contains supplemental financial information determined by methods other than in accordance with U.S. generally accepted accounting principles ("GAAP"). National Penn's management uses these non-GAAP measures in its analysis of National Penn's performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP. Management believes the presentation of the following non-GAAP financial measures, which exclude the impact of the specified items, provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.

- *Tangible common equity excludes goodwill and intangible assets and preferred equity. Banking and financial institution regulators also exclude goodwill and intangible assets from shareholders' equity when assessing the capital adequacy of a financial institution. Tangible common equity provides a method to assess the Company's tangible capital trends.*
- *Tangible book value expresses tangible common equity on a per share basis. Tangible book value provides a method to assess the level of tangible net assets on a per share basis.*
- *Adjusted net income and adjusted return on average assets exclude the effects of certain gains and losses, adjusted for taxes when applicable. Adjusted net income and adjusted return on average assets provide methods to assess earnings performance by excluding items that management believes are not comparable among the periods presented.*
- *Efficiency ratio expresses operating expenses as a percentage of fully-taxable equivalent net interest income plus non-interest income. Operating expenses exclude items from non-interest expense that management believes are not comparable among the periods presented. Non-interest income is also adjusted to exclude items that management believes are not comparable among the periods presented. Efficiency ratio is used as a method for management to assess its operating expense level and to compare to financial institutions of varying sizes.*

Management believes the use of non-GAAP measures will help readers compare National Penn's current results to those of prior periods as presented in the accompanying Financial Highlights and financial data tables.

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Q2 2015 Highlights

- EPS growth of 8.6% for first half of 2015
- Delivered strong quarterly performance
  - EPS of $0.19 per share
  - ROA of 1.14% & ROTCE of 13.32%
- Annualized Commercial Loan Growth of 5%
- Non-Performing Loans reduced by 19%
- Continued disciplined expense management

NATIONAL PENN
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Quarterly Earnings and Dividend Trends



$0.20
$0.18
$0.16
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
$0.16
$0.19
$0.18
$0.18
$0.19
$0.19
$0.10
$0.10
$0.10
$0.11
$0.11
$0.11
Q1 2014
Q2 2014
Q3 2014
Q4 2014*
Q1 2015
Q2 2015
Earnings Per Share
Cash Dividend



$0.40
$0.30
$0.20
$0.10
$0.00
$0.35
$0.38
EPS Growth Year Over Year 8.6%
YTD June 2014 EPS
YTD June 2015 EPS

* Adjusted EPS; refer to Appendix for calculation of non-GAAP measures.

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Strong Return on Average Assets



1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.23%
1.17%
1.14%
1.14%
1.14%
0.90%
0.83%
0.83%
0.83%
Q2 2014
Q3 2014
Q4 2014*
Q1 2015
Q2 2015
NPBC ROAA
Peer Average

*Adjusted ROAA; refer to Appendix for calculation of non-GAAP measures.
Peer average per SNL. Q2 data not available. Refer to Appendix for listing of peers.

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Net Interest Income and Margin



($millions)
$80.0
$60.0
$40.0
$20.0
$0.0
3.75%
3.25%
2.75%
$62.3
$63.0
$64.2
$67.6
$68.7
$66.8
3.44%
3.43%
3.43%
3.33%
3.36%
3.24%
3.37%
3.36%
3.37%
3.33%
3.32%
3.24%
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Net Interest Income
Pro Forma Net Interest Margin (FTE)
Net Interest Margin (FTE)

Note: Pro Forma Net Interest Margin (FTE) adjusts prior periods for Holding Company Senior Debt issued on September 16, 2014 and excludes impact of FHLB special dividend in Q1 2015

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Disciplined Loan Growth - Detail


($millions)
Total Commercial Loans
$4,500
$4,250
$4,000
$3,750
$3,500
$3,250
$3,000
$3,714
$4,033
$4,051
$4,099
Commercial Loans Annualized Growth 5%
Q2 2014
Q4 2014
Q1 2015
Q2 2015


($millions)
Total Consumer Loans*
$1,600
$1,200
$800
$400
$0
$1,032
$1,201
$1,184
$1,193
Consumer Loans Annualized Growth 3%
Q2 2014
Q4 2014
Q1 2015
Q2 2015

*Excludes Residential Mortgages


($millions)
Total Mortgage Loans
$1,200
$800
$400
$0
$660
$913
$896
$877
Mortgage Loans Annualized Decline 9%
Q2 2014
Q4 2014
Q1 2015
Q2 2015


($millions)
Total Loans
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$5,406
$6,146
$6,131
$6,168
Total Loans Annualized Growth 2%
Q2 2014
Q4 2014
Q1 2015
Q2 2015

NATIONAL PENN
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Sustained Strong Asset Quality



($millions)
Classified Loans
$250
$200
$150
$100
$50
$174
$163
$145
$128
YOY 27% Decline in Classified Loans
Q2 2014
Q4 2014
Q1 2015
Q2 2105
Classified Loans



($millions)
Net Loan Charge-Offs &
Provision for Loan Losses
$7.5
$5.0
$2.5
$0.0
$3.4
$0.0
$1.8
$3.5
$1.9
$1.0
$5.9
$1.0
Q2 2014
Q4 2014
Q1 2015
Q2 2015
Net Charge-Offs
Provision



Allowance / Non-Performing Loans
250%
200%
150%
100%
50%
0%
180%
108%
Q2 2015
Peer Mean*



Non-Performing Loans / Total Loans
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.76%
1.11%
Q2 2015
Peer Mean*

NATIONAL PENN
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* Peer mean as of March 31, 2015. Refer to Appendix for listing of peers.

Diversification and Contribution of Non-Interest Income* to Earnings Strength


($millions)
$28
$24
$20
$16
$12
$8
$4
$0
$24.4
$0.9
$8.4
$7.1
$3.2
$3.9
$0.9
$22.9
$8.6
$6.9
$3.0
$3.4
$1.0
$23.4
$8.7
$7.1
$3.0
$3.4
$1.2
$22.9
$8.0
$6.7
$3.2
$3.6
$1.4
$24.7
$8.5
$6.9
$3.2
$4.4
$1.7
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Gain on sale of NPLs
Banking - deposits
Wealth
Insurance
Banking - other
Banking - mortgages

* Refer to Appendix for reconciliation of Non-GAAP measure.

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Culture of Efficient Operating Expense* Management



($millions)
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
80.0%
60.0%
40.0%
20.0%
0.0%
$52.1
$52.2
$51.8
$54.6
$54.0
57.02%
57.29%
54.53%
57.10%
56.59%
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Salaries, wages and employee benefits
Premises and equipment
Other operating expense
Efficiency Ratio*



Full Time Equivalents
1,900
1,700
1,500
1,300
1,100
1,574
1,549
1,658
1,596
1,573
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015

* Refer to Appendix for reconciliation of Non-GAAP measure.

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Strength of Capital Ratios and "Excess" Capital Position Reflect Opportunity



20.0%
16.0%
12.0%
8.0%
4.0%
0.0%
15.89%
13.44%
10.03%
15.16%
12.82%
9.30%
13.84%
11.66%
8.83%
14.25%
12.06%
8.90%
Q2 2014
Q4 2014
Q1 2015
Q2 2015
Tangible Common Equity* / Tangible Assets Ratio
Tier 1 Common Ratio
Total Risk-Based Capital Ratio



($millions)
"Excess" Capital
$450
$400
$350
$300
$250
$200
$150
$100
$50
$-
Tier 1 Leverage
Tier 1 Risk-Based
Total Risk-Based Capital
Capital at June 30, 2015 in Excess of BASEL III "Well Capitalized" Levels
Capital at June 30, 2015 in Excess of Fully Phased-in BASEL III 2019

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* Refer to Appendix for reconciliation of Non-GAAP measure.

National Penn
Continues to Build Long-Term Shareholder Value

- ✓ Continued consistent, high-level earnings performance
- ✓ Strong asset quality and capital metrics
- ✓ Continued focus on loan growth
- ✓ Ongoing focus on expense management
- ✓ Disciplined capital management strategies enhance shareholder value
- ✓ Strong liquidity positions NPBC for additional strategic opportunities

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Appendix

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NPBC Peer Group*

Peer	Ticker	Assets as of 3/31/15 ($billions)
Bancorp South, Inc.	BXS	$13.6
F.N.B Corporation	FNB	16.3
First Midwest Bancorp, Inc	FMBI	9.5
First Niagara Financial Group, Inc.	FNFG	38.9
FirstMerit Corporation	FMER	25.1
Fulton Financial Corporation	FULT	17.4
MB Financial, Inc.	MBFI	14.3
Old National Bancorp	ONB	12.0
Susquehanna Bancshares, Inc.	SUSQ	18.7
Trustmark Corporation	TRMK	12.2
Valley National Bancorp	VLY	19.0
Wintrust Financial Corp	WTFC	20.4

*Note: Consistent peer group since 2009. Wilmington Trust (WL) excluded from peer data beginning with data for Q1 2011 due to acquisition by M&T. Whitney Holding Company (WTNY) excluded from peer data beginning with 2Q 2011 due to acquisition by Hancock Holding Co. (HBHC).

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Reconciliation of Non-GAAP Measures

Adjusted Earnings per Diluted Share	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015
Net income	$ 0.19	$ 0.18	$ 0.17	$ 0.19	$ 0.19
After-tax adjustments:					
Acquisition related expenses	-	-	0.01	-	-
Adjusted net income	$ 0.19	$ 0.18	$ 0.18	$ 0.19	$ 0.19

($millions)

Adjusted Return on Average Assets	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015
Net income	$ 26.2	$ 25.3	$ 24.5	$ 26.7	$ 27.2
After-tax adjustments:					
Acquisition related expenses	-	-	2.1	-	-
Adjusted net income	$ 26.2	$ 25.3	$ 26.5	$ 26.7	$ 27.2
Average Assets	$ 8,512.8	$ 8,569.7	$ 9,269.1	$ 9,524.3	$ 9,544.7

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Reconciliation of Non-GAAP Measures

($000s)

Operating Expense and Efficiency Ratio	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015
Non-interest expense	$ 52,114	$ 52,158	$ 54,714	$ 54,582	$ 53,960
Less:					
Acquisition related expenses	-	-	2,878	-	-
Operating expenses	$ 52,114	$ 52,158	$ 51,836	$ 54,582	$ 53,960
Net interest income (taxable equivalent)	$ 66,992	$ 68,166	$ 71,641	$ 72,654	$ 70,660
Non-interest income	24,396	22,871	23,430	22,930	24,687
Less:					
Net gains (losses) on investment securities	-	-	13	-	-
Adjusted revenue	$ 91,388	$ 91,037	$ 95,058	$ 95,584	$ 95,347
Efficiency Ratio	57.02%	57.29%	54.53%	57.10%	56.59%

($000s)

Non-Interest Income	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015
Banking - deposits	$ 8,403	$ 8,546	$ 8,676	$ 8,021	$ 8,481
Banking - mortgages	936	987	1,213	1,374	1,652
Banking - other	3,769	3,364	3,426	3,703	4,481
Gain on sale of loans	946	-	-	-	-
Wealth	7,133	6,945	7,123	6,650	6,854
Insurance	3,209	3,029	2,979	3,182	3,219
Subtotal - core non-interest income	24,396	22,871	23,417	22,930	24,687
Plus:					
Net gains (losses) on investments	-	-	13	-	-
Total non-interest income	$ 24,396	$ 22,871	$ 23,430	$ 22,930	$ 24,687

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Reconciliation of Non-GAAP Measures

($000s)

Tangible Common Equity/Tangible Assets	Q2 2014	Q4 2014	Q1 2015	Q2 2015
Total shareholders' equity	$1,101,408	$1,188,639	$1,131,095	$1,137,678
Goodwill and intangibles	(263,755)	(311,001)	(310,925)	(310,293)
Tangible common equity	$ 837,653	$ 877,638	$ 820,170	$ 827,385
Total assets	$8,618,373	$9,750,865	$9,597,954	$9,604,314
Tangible assets	$8,354,618	$9,439,864	$9,287,029	$9,294,021
Tangible common equity/tangible assets	10.03%	9.30%	8.83%	8.90%

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